2 Critical accounting estimates and judgements	12 Months Ended
Dec. 31, 2019
Critical Accounting Estimates And Judgements
Critical accounting estimates and judgements
2	Critical accounting estimates and judgements

The preparation of these consolidated financial statements requires the Group to make estimates, assumptions and judgments that can have a significant impact on the reported amounts of assets and liabilities, revenue and expenses and related disclosure of contingent assets and liabilities, at the respective dates of our financial statements. The Group bases its estimates, assumptions and judgments on historical experience and various other factors that we believe to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. Management evaluates estimates, assumptions and judgments on a regular basis and makes changes accordingly, and discusses critical accounting estimates with the board of Directors.

The following are considered to be critical accounting estimates:

Impairment of goodwill and intangible assets not yet ready for use

Goodwill and intangibles not yet ready for use are tested for impairment at the cash generating unit level on an annual basis at the year end and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a cash generating unit below its carrying value. These events or circumstances could include a significant change in the business climate, legal factors, operating performance indicators, competition, or sale or disposition of a significant portion of a reporting unit.

Application of the goodwill impairment test requires judgment, including the identification of cash generating units, assignment of assets and liabilities to such units, assignment of goodwill to such units and determination of the fair value of a unit and for intangible assets not yet ready for use, the fair value of the asset. The fair value of each cash generating unit or asset is estimated using the income approach, on a discounted cash flow methodology. This analysis requires significant judgments, including estimation of future cash flows, which is dependent on internal forecasts, including for revenues and development costs, estimation of the long term rate of growth for the business, estimation of the useful life over which cash flows will occur and determination of our weighted-average cost of capital.

The carrying value of goodwill was £2.3m and intangibles not yet ready for use was £10.1m as at 31 December 2019 (note 12).

The estimates used to calculate the fair value of a cash generating unit change from year to year based on operating results and market conditions. Changes in these estimates and assumptions could materially affect the determination of fair value and goodwill impairment for each such unit. Based on the analysis performed, there was no impairment of the goodwill in the years ended 31 December 2019, 2018 or 2017, and there was no impairment charge against the IPRD of the Midatech Pharma (Wales) Ltd cash generating unit (2018: £Nil; 2017: £1.5m ). See note 12 and 13. Please refer to Note 33 Post Balance Sheet Events, for potential impairment charges during 2020.

Share-based payments

The Group accounts for share-based payment transactions for employees in accordance with IFRS 2 Share-based Payment, which requires the measurement of the cost of employee services received in exchange for the options on our ordinary shares, based on the fair value of the award on the grant date.

The Directors selected the Black-Scholes-Merton option pricing model as the most appropriate method for determining the estimated fair value of our share-based awards without market conditions. For performance-based options that include vesting conditions relating to the market performance of our ordinary shares, a Monte Carlo pricing model was used in order to reflect the valuation impact of price hurdles that have to be met as conditions to vesting.

The resulting cost of an equity incentive award is recognised as expense over the requisite service period of the award, which is usually the vesting period. Compensation expense is recognised over the vesting period using the straight-line method and classified in the consolidated statements of comprehensive income.

The assumptions used for estimating fair value for share-based payment transactions are disclosed in note 27 to our consolidated financial statements and are estimated as follows:

·	volatility is estimated based on the average annualised volatility of a number of publicly traded peer companies in the biotech sector;

·	the estimated life of the option is estimated to be until the first exercise period, which is typically the month after the option vests; and

·	the dividend return is estimated by reference to our historical dividend payments. Currently, this is estimated to be zero as no dividend has been paid in the prior periods.

The following are considered to be critical accounting judgments:

Income taxes

Deferred tax assets are recognised for unused tax losses to the extent that it is probable that taxable profit will be available against which the losses can be utilised. Significant management judgment is required to determine the amount of deferred tax assets that can be recognised based upon the likely timing and the level of future taxable profits together with future tax planning strategies.

In 2019, there were approximately £49.6m of gross unutilised tax losses carried forward (2018: £40.7m, 2017: £38.4m). No deferred tax asset has been provided in respect of these losses as there was insufficient evidence to support their recoverability in future periods.

Research and development costs

Research and development costs are charged to expense as incurred and are typically made up of salaries and benefits, clinical and preclinical activities, drug development and manufacturing costs, and third-party service fees, including for clinical research organizations and investigative sites. Costs for certain development activities, such as clinical trials, are periodically recognised as intangible assets based on an evaluation of the progress to completion of specific tasks using data such as patient enrolment, clinical site activations, or information provided by vendors on their actual costs incurred. Payments for these activities are based on the terms of the individual arrangements, which may differ from the pattern of costs incurred, and are reflected in the financial statements as prepaid or accrued expenses.

Leases

IFRS 16 defines the lease term as the non-cancellable period of a lease together with the options to extend or terminate a lease, if the lessee were reasonably certain to exercise that option. This will take into account the length of time remaining before the option is exercisable, current trading, future trading forecasts as to the ongoing profitability of the organisation and the level and type of planned future capital investment. The judgement is reassessed at each reporting period. A reassessment of the remaining life of the lease could result in a recalculation of the lease liability and a material adjustment to the associated balances.

The discount rate used in the calculation of the lease liability involves estimation. The discount rate used is the incremental borrowing rate. This rates represents the rate the Group would have had to pay to borrow, over a similar term and with similar security, the funds necessary to obtain an asset of similar value to the right-of-use asset in a similar economic environment.

During 2019 Management considered the appropriate life of a new property lease entered into in Spain. The lease is for an initial period of 5 years, however the lease allows the Group to break the lease at any-time with one-month notice, provided it returns the property to its original condition. At 31 December 2019, Management assessed it was reasonably certain the expected life of the lease would be 5 years.

Discontinued Operations

Under the terms of the Sale Agreement the Group agreed to indemnify the Purchaser against, inter alia, any liability related to any prescription drug user fee amounts owed to the United States Food and Drug Administration (“FDA”) under the Prescription Drug Fee User Act (“PDUFA”) by MPUS for the United States government’s fiscal year ended 30 September 2018.

MPUS had successfully obtained waivers for user fees for all prior fiscal periods in which it was liable under PDUFA and entered into the Sale Agreement with the Purchaser confident that a further waiver would be obtained. However, during 2019 MPUS sought approval from the FDA for a filing relating to one of its commercial products and was informed by the FDA that the approval would not be forthcoming whilst the PDUFA fee remained unpaid. Consequently, MPUS paid the PDUFA fee of £0.95m and then, in accordance with the terms of the SPA, Midatech deposited the same amount with MPUS, pending completion of the waiver application process.

At 30 June 2019 Management considered the amount recoverable from MPUS, this was based on the waiver application process being on-going and the historical success MPUS have had in obtaining the waiver.

At 31 December 2019 Management reconsidered the recoverability of the sum paid under the warranty, and although the waiver process is still on-going, Management concluded, based on third party advice, that the probability of successfully achieving the waiver had diminished and therefore have taken the decision to expense the cost of the warranty claim in the second half of 2019.

Going Concern

We have experienced net losses and significant cash outflows from cash used in operating activities over the past years as we develop our portfolio. For the year ended December 31, 2019, the Company incurred a consolidated loss from operations of £10.1 million and negative cash flows from operations of £6.5 million. As of December 31, 2019, the Group had an accumulated deficit of £99.8 million.

The Company's consolidated financial statements have been presented on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

As at December 31, 2019, we had cash and cash equivalents of £10.93 million. In May 2020, we completed an equity offering, raising £3.7m net of costs. We believe we currently have enough cash to fund our planned operations into the second quarter of 2021.

Our future viability is dependent on our ability to generate cash from operating activities, to raise additional capital to finance our operations and to successfully obtain regulatory approval to allow marketing of our development products. Our failure to raise capital as and when needed could have a negative impact on our financial condition and ability to pursue its business strategies. For example, due to our current and forecasted cash position, on 31 March 2020, we made the decision to abandon certain of our research and development programs, close our Spanish operations and make certain terminations within our UK operations. In connection with our strategic review announced on the same date, we are in the process of seeking to license or assign one or more of our technologies to a partner or, alternatively, to seek a buyer for our Company. Any or all of these transactions may be on unfavorable terms.

We have prepared cash flow forecasts and considered the cash flow requirement for the Company for the next five years including the period twelve months from the date of approval of the consolidated financial statements.  These forecasts show that further financing will be required before the second quarter of 2021 assuming, inter alia, that all development programs and other operating activities continue as currently planned.  This requirement for additional financing in the short term represents a material uncertainty that raises substantial doubt about our ability to continue as a going concern. As a result, our independent registered public accounting firm included an explanatory paragraph in its report on our financial statements as of and for the year ended December 31, 2019 with respect to this uncertainty.

In addition, the global spread of the pandemic COVID-19 virus places increased uncertainty over our forecasts. The restrictions placed and being placed on the movement of people will likely cause delays to some of our plans. The scale of the impact of COVID-19 is evolving and it is difficult to assess to what extent, and for how long, it will cause delays to our operations. We have established a COVID-19 task force internally to monitor the impact of COVID-19 on our business and prioritize activities to minimize its effect.

In addition to utilizing the existing cash reserves, as part of our ongoing strategic review, we and our advisors are evaluating a number of near-term funding options potentially available to us, including fundraising, the partnering of assets and technologies or the sale of the Company. After considering the uncertainties, we consider it is appropriate to continue to adopt the going concern basis in preparing the financial information. Our ability to continue as a going concern is dependent upon our ability to obtain additional capital and/or dispose of assets, for which there can be no assurance we will be able to do on a timely basis, on favorable terms or at all.